UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)         July 20, 2006
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                    NORTH AMERICAN INSURANCE LEADERS, INC.
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              (Exact Name of Registrant as specified in Charter)


Delaware                               001-32837             20-3284412
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(State or Other Jurisdiction          (Commission          (IRS Employer
of Incorporation)                     File Number)         Identification No.)

885 Third Avenue, 31st Floor, New York, NY                         10022
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code        (212) 319-9407
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     As previously disclosed, on March 21, 2006, the closing date of the initial public offering (the "IPO") of units of North American Insurance Leaders, Inc. (the "Company), the directors and officers of the Company, and the spouse of one of the officers, as designee, purchased an aggregate of 1,700,000 rights ("D&O rights") in a private placement, at a purchase price of $1.00 per right, convertible into warrants.

     On July 20, 2006, the Company was informed that the conversion ratio used to convert D&O rights to D&O warrants would be calculated by dividing $1.00 by the conversion price of $0.7131 (which is the weighted average of all sale prices of the warrants as reported on the American Stock Exchange during the 20 trading days prior to the conversion date). Accordingly, pursuant to their terms the D&O rights were automatically converted into 2,383,957 D&O warrants as of July 19, 2006.

     The D&O warrants have terms and provisions that are identical to those of the warrants that were sold as part of the units in the IPO but will not be transferable or salable by the Company's directors and officers and the spouse of one of the Company's officers, as designee, until the later of one year after the date of the prospectus for the IPO (March 22, 2007) or the consummation of the Company's initial business combination. In the event of liquidation prior to the initial business combination, the D&O warrants will expire worthless.

     Holders of the D&O warrants are permitted to transfer D&O warrants in certain limited circumstances, such as by will in the event of their death. However, transferees receiving such D&O warrants will be subject to the same sale restrictions imposed on the Company's directors and officers and the spouse of one of the Company's officers, as designee, who initially purchased these D&O rights from the Company.



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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  July 26, 2006


                                     NORTH AMERICAN INSURANCE LEADERS, INC.


                                     By: /s/ WILLIAM DE JONGE
                                         ----------------------
                                     Name:   William de Jonge
                                     Title:  President



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